Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6326%



        Excess Protection Level
          3 Month Average 5.83%
          September, 2000 5.81%
          August, 2000  5.61%
          July, 2000 6.07%


        Cash Yield19.26%


        Investor Charge Offs 4.49%


        Base Rate 8.95%


        Over 30 Day Delinquency 4.99%


        Seller's Interest 8.50%


        Total Payment Rate13.85%


        Total Principal Balance$54,293,652,263.17


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,612,451,744.68